SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON,D.C.20549
                          FORM 8-K
                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


      Date of Report (date of earliest event reported):
                       August 12, 1996





                ADVANTA CREDIT CARD MASTER TRUST I
 (Exact name of Registrant as specified in its charter)





New York          Reg. No 33-49602         Not Required
(State or other    (Commission File         (I.R.S.
jurisdiction of         Number)            Identification
incorporation)                                  Number)





                  Advanta National Bank USA
                 Attention: Gene S. Schneyer
                 Brandywine Corporate Center

                      650 Naamans Road

                  Claymont, Delaware 19703

                 (Address of Owner /Servicer)

            Adress of principal executive offices

     (302) 791-4400 (Telephone Number of Owner/Servicer)
               (Registrant's Telephone Number)














Items 1-4       Inapplicable

Item  5         Other Events

 Information relating to the distributions to Certificateholders for the July 1996 Monthly Period of the Trust in respect of the Class A-1 5.95 Fixed Rate
 Asset Backed Certificates, Series 92-3, the Class A-2
 Floating Rate Asset Backed Certificates, Series 92-3,
 Floating Rate Asset Backed Certificates, Series 93-2,
 Floating Rate Asset Backed Certificates, Series 93-4 and, Floating Rate Asset Backed Certificates, Series 94-
 1, (the "Certificates") issued by the Registrant and to the performance of the Trust (including collections of Principal Receivables and Finance Charge Receivables
 Principal Receivables in the Trust, delinquent balances in Accounts, the Investor Default Amounts, the amount of Investor Charge Offs, and the Investor Servicing Fees), together with certain other information relating to the Certificates, is contained in the Monthly Report for the Monthly Period provided to Certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of April 1, 1992 between Advanta National Bank
 USA and ChemicalBank, as trustee. Capitalized terms not otherwise defined herein have the meanings assigned in the Agreement.




 Item 6 .    Inapplicable

 Item 7 .    Financials Statements, Pro Forma
             Financials Information and Exhibits.


1. Monthly Reports for the July 1996 Monthly Period relating to the Series 92-3 Class A-1, 5.95% Fixed Rate
 Asset Backed Certificates, the Series 92-3 Class A-2
 Floating Rate Asset Backed Certificates, the Series
 93-2, the Series 93-4 and the Series
 94-1 Floating Rate Asset Backed Certificates Issued by the Advanta Credit Card Master Trust I


























                         SIGNATURE


 Pursuant to the requirements of the Securities Exchange
 Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                   ADVANTA CREDIT CARD MASTER TRUST I

                                  (Registrant)

                    By: Advanta National Bank USA

                             (Owner/Servicer)


  Date: August 20, 1996          BY: /s/  Michael Coco

                   Name:      Michael Coco
                   Title:     Vice President












































                        SIGNATURE


 Pursuant to the requirements of the Securities Exchange
 Act of 1934 the Registrant has only caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                 ADVANTA CREDIT CARD MASTER TRUST I

                                   (Registrant)

                  By: Advanta National Bank USA

                              (Owner/Servicer)


Date: August 20, 1996          BY: /s/  Michael Coco

                 Name:      Michael Coco
                 Title:     Vice President






































                      EXHIBIT INDEX

                                   Sequential
          Exhibit                 Page Number
            1                          5

      Monthly Reports for the July 1996
      Monthly Period relating to the
      Class A-1 5.95% Fixed Rate
      Asset Backed Certificates
      Series 1992-3, the Asset Backed Certificates
      Series 1993-2, and the Asset Backed
      Certificates Series 94-1, issued by the
      Advanta Credit card Master Trust I












                                      July  1996


               MONTHLY SERVICER'S CERTIFICATE
                  ADVANTA NATIONAL BANK USA
              ADVANTA CREDIT CARD MASTER TRUST


The undersigned, a duly authorized representative of Advanta National Bank USA,as Servicer ("Advanta USA") pursuant to the Amended and Restated Pooling and Servicing Agreement dated as of May 1,1992 (the
"Agreement"), by and between Advanta USA, as Seller and Servicer and Chemical Bank, as Trustee, does hereby certify as follows:


1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement:
provided that the "preceding Monthly Period" shall mean the Monthly Period immediately preceding the calendar month in which this certificate is delivered.
This certificate is delivered pursuant to subsection
3.04(b) of the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

2. Advanta USA is as of the date hereof the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. The date of this Certificate is a Determination Date under the Agreement.

5. The aggregate amount of Collections processed for the preceding Monthly Period for this Payment Date is equal to ...$235,232,498.83


6. The aggregate amount of such Collections allocated to Principal Receivables for the preceding Monthly
Period for this Payment Date was equal to:

   Series 1992-3        $47,374,910.04
   Series 1993-2        $37,899,928.02
   Series 1993-4        $37,899,928.02
   Series 1994-1        $37,899,927.99


7. The aggregate amount of such Collections allocated to Finance Charge Receivables for the preceding Monthly
Period for this Payment Date was equal to:

   Series 1992-3         $6,549,194.87
   Series 1993-2         $5,239,355.89
   Series 1993-4         $5,239,355.89
   Series 1994-1         $5,239,355.87


8. The aggregate amount of such Collections allocated to Finance Charge Receivables that constitute
Recoveries on Defaulted Accounts for this preceding
Monthly Period for this Payment Date was equal to:

   Series 1992-3            $96,591.71
   Series 1993-2            $77,273.37
   Series 1993-4            $77,273.37
   Series 1994-1            $77,273.37

9. The aggregate amount of such Collections of Finance
Charge Receivables that constitute Interchange Fees for the preceding Monthly Period for this Payment Date was equal to:

   Series 1992-3           $833,333.33
   Series 1993-2           $666,666.67
   Series 1993-4           $583,333.33
   Series 1994-1           $500,000.00

10. The aggregate amount of drawings,if any, under the Enhancement for each Series required to be made on the next succeeding Distribution Date is equal to:

   Series 1992-3                 $0.00
   Series 1993-2                 $0.00
   Series 1993-4                 $0.00
   Series 1994-1                 $0.00

11. The amount of the Monthly Investor Servicng Fee required to be paid on the next succeeding Payment Date for each Series is equal to:

   Series 1992-3           $833,333.33
   Series 1993-2           $666,666.67
   Series 1993-4           $666,666.67
   Series 1994-1           $666,666.67

12. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor
Interest is equal to:

   Series 1992-3         $2,504,340.27
   Series 1993-2         $1,973,666.67
   Series 1993-4         $1,980,555.56
   Series 1994-1         $1,951,277.77

13. The aggregate sum of all amounts payable to Investor Certificateholders of each Series on the succeeding Payment Date in respect of Monthly Investor
Principal is equal to:

   Series 1992-3                 $0.00
   Series 1993-2                 $0.00
   Series 1993-4                 $0.00
   Series 1994-1                 $0.00

14. The Enhancement Amount for each Series as of the close of business on the following Payment Date, after giving effect to all deposits, drawings and transfers, will be equal to:

   Series 1992-3        $65,000,000.00
   Series 1993-2        $52,000,000.00
   Series 1993-4        $52,000,000.00
   Series 1994-1        $32,000,000.00

15. The existing aggregate Deficit Controlled
Amortization Amount for each Series was equal to:

   Series 1992-3                 $0.00
   Series 1993-2                 $0.00
   Series 1993-4                 $0.00
   Series 1994-1                 $0.00

16. The average Net Portfolio Yield for the three preceding Monthly Periods was 11.29%.

17. The average Base Rate for each Series for the three preceding Investor Interest Periods was equal to:

   Series 1992-3       7.97%
   Series 1993-2       7.83%
   Series 1993-4       7.85%
   Series 1994-1       7.77%

18. The Investor Percentage for each Series of
Collections allocated to Finance Charge Receivables for the Preceding Monthly Period was equal to:

   Series 1992-3      23.25%
   Series 1993-2      18.60%
   Series 1993-4      18.60%
   Series 1994-1      18.60%

19. The Investor Percentage for each Series of
Collections allocated to Principal Receivables for the Preceding Monthly Period was equal to:

   Series 1992-3      23.25%
   Series 1993-2      18.60%
   Series 1993-4      18.60%
   Series 1994-1      18.60%

20. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee pursuant to
Section 5.02(a) of the Agreement.

21. As of the date hereof, to the best knowledge of the undersigned, no default in the performance of the Servicer under the Agreement has occurred or is continuing except as follows: [set forth in detail the
(i) nature of such default, (ii) the action taken by the Servicer, if any, to remedy such default and (iii) the current status of such default: if applicable, "None"] ...None

22. As of the date hereof no Liquidation Event or Controlled Amortization Event has been deemed to have occurred for the Monthly Period for this Payment Date.

23. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables.

In witness whereof, the undersigned has duly executed and delivered this certificate this

                            ADVANTA NATIONAL BANK USA
                            as Owner/Servicer

                            ----------------------------
                              Michael Coco
                              Vice President












































                                           July 1996


               MONTHLY CERTIFICATEHOLDER'S STATEMENT
                  ADVANTA NATIONAL BANK USA
                    ADVCC Master Trust I
                        Series 1992-3

Under Section 5.02 of the Amended and Restated Master
Pooling and Servicing Agreement dated as of May 1, 1992,
(hereinafter as such agreement may have been or may be
from time to time, supplemented, amended or otherwise
modified,the "Agreement") between Advanta National Bank
USA ("Advanta USA") as Seller and Servicer and Chemical
Bank, as Trustee (the "Trustee"), Advanta USA as Servicer
is required to prepare certain information each month
regarding current distributions to Certificateholders and
the performance of the ADVCC Master Trust I (the "Trust")
during the previous month.  The information which is
required to be prepared with respect to the Payment Date
of August 15, 1996 and with respect to the performance of
the Trust during the month of July 1996   is set forth
below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate (a "Certificate"). Certain other information presented is based on the aggregate amounts for the Trust as a whole. Capitalized terms used herein have their respective meanings set forth in the Agreement.

A.  Information Regarding the Current Monthly
Distribution (Stated on the Basis of $1,000 Certificate).

1. The total amount of the distribution to Series 1992-3
Certificateholders per $1,000 original certificate
principal amount
          Class A-1           4.958333
          Class A-2           5.059028

       2. The amount of the distribution set forth in
paragraph 1 above with respect to interest on the Series
1992-3 Certificates per $1,000 original principal amount
          Class A-1 ..............          4.958333
          Class A-2 ..............          5.059028

       3. The amount of the distribution set forth in paragraph 1 above with respect to principal on the Series
1992-3 Certificateholders per $1,000 original principal amount...0.00000

B.  Information regarding the Performance of the Trust

1. Collection of Receivables.
(a) The aggregate amount of Collections of Receivables
    processed during the Monthly Period immediately
    preceding the Payment Date with the respect to the
    Investor Certificates of all Series ...
                $235,232,498.83
(b) The aggregate amount of average Receivables
    outstanding during the Monthly Period immediately
    preceding the Payment Date with the respect to the
    Investor Certificates of all Series ...
                  $2,172,043,404.14

(c) The aggregate amount of Collections of Receivables
    in respect of Finance Charge Receivables processed
    during the Monthly Period immediately preceding the
    Payment Date which were allocated with respect to
    Series 1992-3 Certificates ...    $6,549,194.87

(d) The aggregate amount of Collections of Receivables in respect of Principal Receivables processed during the Monthly Period immediately preceding the Payment
    Date which were allocated with respect to Series
    1992-3 Certificates ... $47,374,910.04

2.  Principal Receivables in the Trust:

   (a) The aggregate amount of Principal Receivables as
of the end of the last day of the preceding Monthly
Period (which reflects the Pricipal Receivables
represented by the Exchangeable Seller's Certificate and
by the Investor Certificates of all Series) ...
$2,140,259,194.43

   (b) The aggregate amount of Principal Receivables in the Trust represented by the Series 1992-3 Certificates
(the "Investor Amount") as of the end of the last day of the Preceding Monthly Period ... $500,000,000.00

  (c) The Investor Amount on the date of issuance of the
Series 1992-3 Investor Certificates (the "Initial
Investor Amount") ...                    $500,000,000.00

  (d) The Investor Percentage with respect to the
allocation of Charged-off Receivables to Series
1992-3 Certificateholders ..... 23.25%

 (e) The Investor Percentage with respect to the
allocation of Principal Receivables to Series
1992-3 Certificateholders ..... 23.25%

3. Investor Charged-Off Amount
The aggregate of the Investor Charged-Off Amounts for
the Monthly Period corresponding to the Payment Date
allocable to the Series 1992-3 Certificate.....$2,650,408.04

4. Reduction Amount; Reimbursement of Reduction Amount

 (a) The amount of the drawing, if any, under the Enhancement ... $0.00

 (b) The excess of the Reduction Amount allocable to the Series 1992-3 Certificates over the amount of the drawing, if any, under the Enhancement made to reimburse the Series 1992-2 Certificateholders for such amount written off ... $0.00

 (c) The Reduction Amount set forth in Item 5(b) above, per $1,000 interest(which will have the effect of reducing, pro rate, the amount of each Series 1992-3
Investor Certificateholder's investment ... 0.000000


 (d) The total amount reimbursed to the Trust for such Payment Date in respect of the Reduction Amount ...$0.00

 (e) The amount set forth in Item 5(d) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Series 1992-3 Certificate-holder's investment) ... 0.000000

 (f) The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Series 1992-3 Investor Amount as of the end of the day on the Record Date with respectto the Payment Date
 ... $0.00

5. Investor Servicing Fee

The amount of the Series 1992-3 Monthly Servicing Fee payable to the Servicer for the Payment Date..$833,333.33

6. Available Enhancement Amount

 (a) The amount available to be drawn under the
Enhancement
for the Series 1992-3 Certificates as of the close of
business on such Payment date, after giving effect to any
drawings on the Enhancement Provider on such Payment Date
 ...  $65,000,000.00

 (b) The ratio of the Available Enhancement Amount to the
Investor Amount of the Series 1992-3 Certificates as of
the close of business on such Payment date, after giving
effect to any drawings on the Enhancement and payments to
the Enhancement Provider on such Payment Date .... 13.00%

7. Carryover Controlled Amortization Amount

The existing Carryover Controlled Amortization Amount for such Distribution Amount ... $0.00

C. The Pool Factor

The Pool Factor for the Preceding Record Date (which
represents the ratio of the amount of the Investor Amount
as of such Record Date (adjusted after taking into
account any reduction in the Investor Amount which will
occur on the following Payment Date) to the Initial
Investor Amount).  The amount of a Certificateholder's
pro rata share of the Investor Amount can be determined
by multiplying the original denomination of the Holder's
Certificate by the Pool Factor ...           1.00

D.  Receivables Balance

1. The aggregate amount of Principal Receivables in the Trust at the close of business on the last day of the immediately preceding Monthly Period (which reflects the Principal Receivables represented by Exchangeable
Seller's Certificate and by the Investor Certificates of all Series) ... $2,140,259,194.43

2. The aggregate amount of Finance Charge Receivables
in the Trust as the close of business on the last day of
the immediately preceding Monthly Period....   $27,764,171.38





     Delinquent Balances

  The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment
Date is:

                             Aggregate Account Balance

(a)  30-59 days: ....................... $29,231,204.76
(b)  60-89 days: ....................... $16,394,455.80
(c)  90-119 days: ...................... $11,842,781.50
(d)  120-149 days: ...................... $7,913,165.20
(e)  150-179 days: ...................... $7,098,761.96
(f)  180 or more days: .................. $1,538,447.50








               ADVANTA NATIONAL BANK USA,
                 as Servicer


            By: Michael Coco
                Vice President











                                                July 1996



                MONTHLY CERTIFICATEHOLDER'S STATEMENT
                     ADVANTA NATIONAL BANK USA
                   ADVANTA CREDIT CARD MASTER TRUST
                           Series 1993-2



Under the Amended and Restated Master Pooling and
Servicing Agreement (the "Agreement"), dated as of May 1,
1992, by and between Advanta National Bank USA ("Advanta
USA") as Seller and Servicer, and Chemical Bank, as
Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1993-2 and the performance of the ADVANTA Credit
Card Master Trust ("the Trust) during the previous
Monthly Period. The information which is required to be prepared wiht respect to the distribution on the August 15, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section
5.2(a) of the Agreement and additional information specific to the Series 1993-2 Certificates is set forth below in accordance with section 4.2 of the Series
1993-2 Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-2. Certain other information is presented based on the aggregate amounts for the Trust as a whole.
All capitalized terms used herein shall have their respective meanings set forth in the Agreement.


 1.   The total amount of the distribution on the Payment
      Date per $1,000 original principal amount of the Investor Certificates ... 4.934167

 2.   The amount of the distribution set forth in
      paragraph 1 above in respect of principal, per $1,000
      original principal amount of the Investor Certificates....0.000000

 3. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 priginal principal amount of the Investor Certificates ...4.934167

4. The aggregate amount of Collections of Receivables processed for the prior Monthly Period which were allocated in respect of the Investor Certificates... $43,883,223.95

5.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly
     Period and allocated in respect of the Investor
     Certificates ... $37,899,928.02

6.   The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior
     Monthly Period and allocated in respect of the Investor Certificates ... $5,239,355.89


7.   The Investor Charged-Off Amount for the prior
          Monthly Period is ... $2,120,326.43

8. The aggregate amount of the Reduction Amounts for Series 1993-2 for the Monthly Period is ... $0.00

9. The aggregate amount of the Reduction Amounts for Series 1993-2 reimbursed on such Payment Date is ...$0.00

10. The amount of the Monthly Investor Servicing Fee for the prior Monthly Period is ...$666,666.67

11. The Pool Factor as of the end of the last day of the prior Monthly Period is ... 1.00

12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment Date (after giving effect to any activity on such Payment Date) is ... $0.00

13. The Investor Amount after giving effect to any payments on such Payment Date is ... $400,000,000.00

14. The Cash Collateral Guaranty Amount as of the close of business on the Payment Date is ...$52,000,000.00

15. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related
     Investor Interest Period ...3.67 %

16.  The aggregate existing Carryover Controlled
     Amortization Amount with respect to Series 1993-2 (after giving effect to any activity on such Payment Date) is ...$0.00

17.  The Investor Percentage with respect to Principal
     Receivables is ... 18.60%

     and with respect to Finance Charge Receivables is...  18.60%





     Delinquent Balances

  The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment
Date is:

                                    Aggregate Account
Balance

(a)  30-59 days: ....................... $29,231,204.76
(b)  60-89 days: ....................... $16,394,455.80
(c)  90-119 days: ...................... $11,842,781.50
(d)  120-149 days: ...................... $7,913,165.20
(e)  150-179 days: ...................... $7,098,761.96
(f)  180 or more days: .................. $1,538,447.50








               ADVANTA NATIONAL BANK USA,
                 as Servicer



            By: Michael Coco
                Vice President









                                       July    1996



              MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    ADVANTA NATIONAL BANK USA
               ADVANTA CREDIT CARD MASTER TRUST
                        Series 1993-4



Under the Amended and Restated Master Pooling and
Servicing Agreement (the "Agreement") dated as of May 1,
1992, by and between Advanta National Bank USA ("Advanta
USA") as Seller and Servicer, and Chemical Bank, as
Trustee, Advanta USA as Servicer, is required to prepare certain information each month regarding current distributons to all Investor Certificateholders of Series and the performance of the ADVANTA Credit Card Master
Trust (the "Trust") during the previous Monthly Period.
The information which is required to be prepared with respect to the to the distribution on the August 15, 1996
Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section 5.2(a) of the Agreement and additional information specific to the Series 1993-4 Certificates is set forth below in accordance with Section 4.2 of the Series 1993-4
Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1,000 per Investor Certificate of Series 1993-4.
Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall their respective meanings set forth in the Agreement.


1.   The total amount of the distribution on the Payment
Date per $1,000 original principal amount of the Investor Certificates ... 4.951389

2. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Investor Certificates . 0.000000

3.   The amount of distribution set forth in paragraph 1
above in respect of interest, per $1,000 priginal
principal amount of the Investor Certificates ....4.951389

4.   The aggregate amount of Collections of
Receivables processed for the prior Monthly Period which were allocated in respect of the Investor
Certificates ... $43,799,890.61

5.   The aggregate amount of Collections of Principal
Receivables processed during the prior Monthly
Period and allocated in respect of the Investor
Certificates ..... $37,899,928.02

6.   The aggregate amount of Collections of Finance
Charge Receivables processed during the prior
Monthly Period and allocated in respect of the Investor Certificates ... $5,239,355.89

7.   The Investor Charged-Off Amount for the prior
Monthly Period is ... $2,120,326.43

8. The aggregate amount of the Reduction Amounts for Series 1993-4 for the Monthly Period is ... $0.00

9    The aggregate amount of the Reduction Amounts for
Series 1993-4 reimbursed on such Payment Date is ... $0.00

10. The amount of the Monthly Investor Servicing Fee for the prior Monthly Period is ... $666,666.67

11. The Pool Factor as of the end of the last day of the prior Monthly Period is ... 1.00

12. The amount, if any, by which the outstanding principal balance of the Investor Certificates exceeds the Investor Amount as of the end of the day on the Record Date with respect to such Payment date (after giving effect to any activity on such Payment Date) is
 ...$0.00

13. The Investor Amount after giving effect to any payments on such Payment Date is ... $400,000,000.00

14. The Invested Amount after giving effect to payments on such Payment Date is ... $400,000,000.00

15. The Pre-Funded Amount after giving effect to payments on such Payment Date is ... $0.00

16. The Cash Collateral Guaranty Amount as of the close of business on the Payment Date is ..$52,000,000.00

17. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for the related
Investor Interest Period... 3.40%

18.  The aggregate existing Carryover Controlled
Amortization Amount with respect to Series 1993-4 (after giving effect to any activity on such Payment Date) is
 ...$0.00

19.  The Investor Percentage with respect to Principal
Receivables is ...... 18.60%

and with respect to Finance Charge Receivables is...18.60%







     Delinquent Balances

  The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment
Date is:

                                             Aggregate
Account Balance

(a)  30-59 days: ....................... $29,231,204.76
(b)  60-89 days: ....................... $16,394,455.80
(c)  90-119 days: ...................... $11,842,781.50
(d)  120-149 days: ...................... $7,913,165.20
(e)  150-179 days: ...................... $7,098,761.96
(f)  180 or more days: .................. $1,538,447.50








               ADVANTA NATIONAL BANK USA,
                 as Servicer


            By: Michael Coco
                Vice President











                                                July 1996



               MONTHLY CERTIFICATEHOLDER'S STATEMENT
                    ADVANTA NATIONAL BANK USA
               ADVANTA CREDIT CARD MASTER TRUST
                          Series 1994-1



Under the Amended and Restated Master Pooling and
Servicing Agreement(the "Agreement") dated as of May 1,
1992, by and between Advanta National Bank USA ("Advanta
USA") as Seller and Servicer, and Chemical Bank, as
Trustee, Advanta USA, as Servicer, is required to prepare certain information each month regarding current distributions to all Investor Certificateholders of Series 1994-1 and the performance of the ADVANTA Credit
Card Master Trust (the "Trust") during the previous
Monthly Period. The information which is required to be prepared with respect to the distribution on the August
15, 1996 Payment Date (the "Payment Date") and with respect to the performance of the Trust during the Monthly Period for such Payment Date is set forth in the Certificate prepared in accordance with Section
5.2(a) of the Agreement and additional information specific to the Series 1994-1 Certificates is set forth below in accordance with Section 4.2 of the Series 1994-1
Supplement to the Agreement. Certain of the information is presented on the basis of an original principal amount of $1000 per Investor Certificate of Series 1994-1.
Certain other information is presented based on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have their respective meanings set forth in the Agreement.

1.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of Class A Certificates ... 4.865278

2.   The total amount of the distribution on the Payment
     Date per $1000 original principal amount of Class B Certificates ... 5.080555

3. The amount of the distribution set forth in paragraph 1 above in respect of principal per $1,000 original principal amount of the Class A Certificates ...0.000000

4.   The amount of the distribution set forth in
     paragraph 2 above in respect of principal per $1,000
     original principal amount of the Class B Certificates....0.000000

5. The amount of distribution set forth in paragraph 1 above in respect of interest, per $1,000 priginal principal amount of the Class A Certificates ...4.865278

6. The amount of distribution set forth in paragraph 2 above in respect of interest, per $1,000 priginal principal amount of the Class B Certificates ...5.080555


7.   The aggregate amount of Collections of
     Receivables processed for the prior Monthly Period which were allocated in respect of the Series
     1994-1 Certificates ... $43,716,557.23

8.   The aggregate amount of Collections of Principal
     Receivables processed during the prior Monthly
     Period and allocated in respect of the Series
     1994-1 Ceritificates ... $37,899,927.99

9.   The aggregate amount of Reallocated Class B
     Principal Collections processed during the prior
     Monthly Period and allocated in respect of the Class B Certificates ... $2,282,146.20

10.  The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior
     Monthly Period and allocated in respect of the Class A Certificates ... $4,923,867.78

11.  The aggregate amount of Collections of Finance
     Charge Receivables processed during the prior
     Monthly Period and allocated in respect of the Class B Certificates ... $315,488.09

12. The Class A Investor Charged-Off Amount for the prior Monthly Period is ... $1,992,650.86

13. The Class B Investor Charged-Off Amount for the prior Monthly Period is ... $127,675.57

14. The aggregate amount of Class A Reduction Amounts for the prior Monthly Period is ... $0.00

15. The aggregate amount of Class B Reduction Amounts for the prior Monthly Period is ... $0.00

16. The aggregate amount of Class A Reduction Amounts reimbursed on such Payment Date is ... $0.00

17. The aggregate amount of Class B Reduction Amounts reimbursed on such Payment Date is ... $0.00

18. The amount of the Class A Monthly Servicing Fee for the prior Monthly Period is ... $626,666.67

19. The amount of the Class B Monthly Servicing Fee for the prior Monthly Period is ... $40,000.00

20. The Class A Pool Factor as of the end of the last day of the prior Monthly Period is ... 1.00000

21. The Class B Pool Factor as of the end of the last day of the prior Monthly Period is ... 1.00000

22. The Class A Investor Amount after giving effect to any payments on such Payment Date is ...$376,000,000.00

23. The Class B Investor Amount after giving effect to any payments on such Payment Date is ...$24,000,000.00

24. The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Investor Amount after giving effect to any activity on such Payment Date is ... 0.00

25. The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Investor Amount after giving effect to any activity on such Payment Date is ...0.00

26. The Available Cash Collateral Amount as of the close of business on such Payment Date is ...$32,000,000.00

27. The Available Shared Enhancement Amount as of the close of business on such Payment Date is ...$24,000,000.00

28. The amount by which the Net Portfolio Yield for such Monthly Period exceeds the Base Rate for such Monthly Period is ... 3.24 %

29.  The amount of Interchange with respect to the prior
     Monthly Period is ... $500,000.00

30. The amount of Servicer Interchange with respect to the prior Monthly Period is ... $333,333.33

31.  The aggregate existing Carryover Controlled
     Amortization Amount with respect to Series 1994-1
     (after giving effect to any activity on such Payment
     Date) is ......$0.00

32.  The Investor Percentage with respect to Principal
     Receivables is ..... 18.60%

     and with respect to Finance Charge Receivables is.....18.60%






     Delinquent Balances

  The aggregate outstanding balance of Accounts which are 30, 60, 90, 120, 150 and 180 or more days delinquent as of the end of the prior Monthly Period for such Payment
Date is:

                                             Aggregate
Account Balance

(a)  30-59 days: ....................... $29,231,204.76
(b)  60-89 days: ....................... $16,394,455.80
(c)  90-119 days: ...................... $11,842,781.50
(d)  120-149 days: ...................... $7,913,165.20
(e)  150-179 days: ...................... $7,098,761.96
(f)  180 or more days: .................. $1,538,447.50








               ADVANTA NATIONAL BANK USA,
                 as Servicer


            By: Michael Coco
                Vice President